Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

March 23, 2022

The information in this Supplement provides new information beyond that contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, dated May 1, 2021. It should be retained and read in conjunction with that Prospectus, Summary Prospectus and SAI.

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REVERSE SHARE SPLIT FOR THE

CLASS A, CLASS C, and INSTITUTIONAL SHARES OF

Rational Tactical Return Fund

On April 22, 2022, a 3:1 reverse share split of the issued and outstanding Class A, Class C and Institutional shares of Rational Tactical Return Fund (the “Fund”) is scheduled to be effected (the “Reverse Split”). As a result of the Reverse Split, for each one share of each Class of the Fund a shareholder currently holds, the shareholder will receive a proportional number of the same Class of shares of the Fund. For illustration purposes, based on the net asset values (“NAVs”) as of April 22, 2022, the ratio would be calculated in accordance with the table below:

Fund	Reverse Share Split Ratio
Rational Tactical Return Fund: Class A, Class C and Institutional Shares	3:1

Shareholders of record at the close of business on April 22, 2022, will participate in the Reverse Split, and the ratio for the Reverse Split will be calculated as of that date. The Fund will effect the Reverse Split after the close of the securities markets on April 22, 2022.

Shares of the Fund will be offered, sold, and redeemed on a Reverse Split-adjusted basis beginning April 22, 2022. The total dollar value of your investment in the Fund will be unchanged. The Reverse Split should not be a taxable event, nor does it have an impact on the Fund’s holdings or its performance.

The Value of Your Investment Remains the Same

There will be no change in the aggregate dollar value of your investment as a result of the Reverse Split, and you will continue to own the same percentage (by value) of the Fund’s outstanding shares immediately following the Reverse Split as you did immediately prior to the Reverse Split, as illustrated in the hypothetical example below (which assumes a 3-for-1 Reverse Split).

Hypothetical Example	Pre-Reverse Split	Post-Reverse Split
Number of shares owned	1,000.000	333.333
NAV	$10	$30
Total investment value	$10,000	$10,000

Your next account statement after the Reverse Split is completed on April 22, 2022, will detail specific information based on your Fund holdings. A list of frequently asked questions is available on the Fund’s website at www.rationalmf.com. Also, we are available to answer any questions you may have regarding this transaction. Please call us at (800) 253-0412.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.